Southern Pacific Funding Corp. Debtor in Possession                                                         Case No. 398-37613-elp11
                                                                                                      RULE 2015 REPORT FOR THE MONTH
                                                                                                                   AND YEAR MAY 1999

INCOME STATEMENT (Page 1 of 2)                                                                                             Filing
                                                                                                                     October 1, 1998
                                                      February           March            April            May             to Date
                                                     -----------      -----------      -----------      -----------      -----------

GROSS SALES
     Interest Income                                 $   128,778      $   147,227      $    62,432      $   119,765      $ 6,040,319
     Servicing Income                                    766,674        1,601,342          541,539          537,246        5,151,603
     Prepayment Penalty Income                           659,343          933,755          965,060          912,763        7,293,407
     Less: Returns and Allowances                                                                                               --
                                                     -----------      -----------      -----------      -----------      -----------

NET SALES                                              1,554,795        2,682,324        1,569,031        1,569,774       18,485,329

COST OF SALES
     BEGINNING INVENTORY                                                                                                        --
     Add: PURCHASES                                                                                                             --
     Less:  ENDING INVENTORY                                                                                                    --
                                                     -----------      -----------      -----------      -----------      -----------
COST OF GOODS SOLD                                          --               --               --               --               --

GROSS PROFIT                                           1,554,795        2,682,324        1,569,031        1,569,774       18,485,329

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS                              214,410          214,465          221,336          227,275        2,493,443
     DIRECT LABOR/SALARIES                               213,631          196,655          193,403          162,395        2,494,254
     BENEFITS/PAYROLL TAXES                               53,258           57,025           41,481           41,148          763,160
     SUPPLIES                                             10,529            4,650            3,519            8,229           99,922
     INSURANCE                                            28,427           56,495           18,660           18,660          248,053
     RENT                                                 75,159           52,689           53,707           53,492          920,782
     GENERAL AND ADMINISTRATIVE                          781,433        1,441,127        1,383,423        1,107,088        9,446,477

                                                               5 of 21

Southern Pacific Funding Corp. Debtor in Possession                                Case No. 398-37613-elp11
                                                                             RULE 2015 REPORT FOR THE MONTH
                                                                                          AND YEAR MAY 1999

INCOME STATEMENT (Page 2 of 2)                                                                  Filing
                                                                                            October 1, 1998
                                     February        March          April        May            to Date
                                 ------------    ------------  ------------- ------------    ---------------
  DEPRECIATION/AMORTIZATION          160,042         160,042        160,042       160,042         1,973,443
                                 ------------    ------------  ------------- ------------    ---------------
TOTAL OPERATING EXPENSES           1,536,889       2,183,148      2,075,571     1,778,329        18,439,534

                                 ------------    ------------  ------------- ------------    ---------------
NET OPERATING INCOME (LOSS)           17,906         499,176       (506,540)     (208,555)           45,795

ADD:   OTHER INCOME  (2)              87,303         158,447          6,450        65,455         1,442,951
LESS OTHER EXPENSES:
   INTEREST EXPENSE                 (383,113)       (459,305)      (397,562)   (1,820,931)       (8,098,551)
   OTHER (3)                        (434,491)     (1,276,935)       261,024             -        (5,455,171)
                                 ------------    ------------  ------------- ------------    ---------------
TOTAL OTHER EXPENSES                (712,395)     (1,078,617)      (636,628)   (1,964,031)      (12,064,976)

GAIN/(LOSS) SALE OF ASSETS           (64,328)     (3,433,218)             -             -        (7,000,955)

                                 ------------  --------------  ------------- -------------   ---------------
INCOME (LOSS) BEFORE TAXES          (776,723)     (4,511,835)      (636,628)   (1,964,031)      (19,065,931)

INCOME TAXES                         142,025       1,342,484        372,398       815,073         5,648,338

                                 ============  ==============  ============= =============   ===============
NET INCOME (LOSS)                 $ (634,698)   $ (3,169,351)    $ (264,230)  $(1,148,958)    $ (13,417,593)
                                 ============  ==============  ============= =============   ===============

(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

                                              6 of 21

Southern Pacific Funding Corp. Debtor in Possession                                                         Case No. 398-37613-elp11
                                                                                                      RULE 2015 REPORT FOR THE MONTH
                                                                                                                   AND YEAR MAY 1999

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                                          Filing
                                                                                                                     October 1, 1998
                                                     February          March              April            May            to Date
                                                 ---------------  ---------------    -------------    -------------  ---------------
NET INCOME (LOSS)                                 $    (634,698)   $  (3,169,351)     $  (264,230)     $(1,148,958)   $ (13,417,593)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                         311,607          311,607          293,639          187,875        2,559,804
      (GAIN)LOSS ON SALE OF ASSETS                       64,328           75,033             --               --          4,770,012
      (INCREASE)DECREASE IN RECEIVABLES                (392,798)        (536,775)        (922,993)       1,403,992        9,403,610
      (INCREASE)DECREASE IN INVENTORY (1)                72,371        6,140,449            1,439          123,303      301,839,139
      INCREASE(DECREASE) IN PAYABLES                    211,909        2,116,117       (1,278,601)      (1,566,012)      (8,626,977)
      OTHER, NET (2)                                    719,480        2,905,517          393,552         (203,446)       9,143,008
                                                 ---------------  ---------------    -------------    -------------  ---------------
NET CASH PROVIDED BY OPERATIONS                         352,199        7,842,597       (1,777,194)      (1,203,246)     305,671,003

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                                                                                                  --
      CAPITAL CONTRIBUTIONS                                                                                                      --
      LOAN PROCEEDS (SCHEDULE F, NUMBER6)                                                                                39,086,058
      LOAN PRINCIPAL/CAPITAL LEASE (PAYMENTS)          (309,021)      (4,648,449)        (690,976)        (489,759)    (339,155,926)
                                                 ---------------  ---------------    -------------    -------------  ---------------
      NET INCREASE (DECREASE) IN CASH                    43,178        3,194,148       (2,468,170)      (1,693,005)       5,601,135

BEGINNING CASH                                        8,455,426        8,498,604       11,692,752        9,224,582        1,930,442

                                                 ===============  ===============    =============    =============  ===============
ENDING CASH                                       $   8,498,604    $  11,692,752      $ 9,224,582      $ 7,531,577    $   7,531,577
                                                 ===============  ===============    =============    =============  ===============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries       $     434,491    $   1,276,935      $  (261,024)     $        -     $   5,455,173
      Residual Loan Interests                           286,874        1,572,764          623,595          742,928        4,888,382
      Prepaid expenses and other assets, net             (1,885)          55,818           30,981         (946,374)      (1,200,547)
                                                 ===============  ===============    =============    =============  ===============
                                                   $    719,480    $   2,905,517      $   393,552      $  (203,446)   $   9,143,008
                                                 ===============  ===============    =============    =============  ===============

                                                               7 of 21

Southern Pacific Funding Corp. Debtor in Possession                                                         Case No. 398-37613-elp11
                                                                                                      RULE 2015 REPORT FOR THE MONTH
                                                                                                                   AND YEAR MAY 1999
COMPARATIVE BALANCE SHEET (Page 1 of 2)

                                                    AS OF            AS OF             AS OF               AS OF
                                                   02/28/99         03/31/99         04/30/99            05/31/99
                                                ---------------  ---------------  ---------------   ---------------
ASSETS
Current Assets:
    Cash                                         $   8,498,604    $  11,692,752    $    9,224,582    $    7,531,577
    Inventory ( Mortgage Loans Held for Sale )       6,544,246          403,797           402,358           279,055
    Accounts Receivable                             94,650,427       95,187,202        96,110,195        94,706,203
       (net of bad debts)
    Notes Receivable
    Other (attach schedule)                          2,993,576        2,816,059         2,618,484         1,180,671
                                                ---------------  ---------------  ----------------  ---------------
Total Current Assets                               112,686,853      110,099,810       108,355,619       103,697,506

Fixed Assets:
    Property and Equipment                           1,436,040        1,361,007         1,361,007         1,361,007
    Less: Accumulated Depreciation                    (408,799)        (408,799)         (408,799)         (408,799)
                                                ---------------  ---------------  ----------------  ----------------
Total Fixed Assets                                   1,027,241          952,208           952,208           952,208
Other Assets (attach schedule)                     316,299,768      313,260,161       312,770,545       314,223,929
                                                ---------------  ---------------  ----------------  ----------------
TOTAL ASSETS                                     $ 430,013,862    $ 424,312,179    $  422,078,372    $  418,873,643
                                                ===============  ===============  ================  ================

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                             $      82,481    $     145,676    $      124,888    $      106,824
    Notes Payable                                   38,649,723       34,002,109        33,311,942        32,823,018
    Rents and Leases Payable
    Taxes Payable
    Accrued Interest                                   121,742                -             9,522            37,429
    Other                                            3,419,228        4,072,549         3,403,235         2,601,460
                                                ---------------  ---------------  ----------------  ----------------

Total Postpetition Liabilities                      42,273,174       38,220,334        36,849,587        35,568,731

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                 171,609,871      174,472,863       174,491,473       174,499,576
    Notes Payable-Secured                          111,948,980      111,948,980       111,948,980       111,980,924
    Priority Claims:
       Taxes                                            76,332           76,332            76,332            76,332
       Wages                                         1,405,267        1,405,267         1,405,225         1,405,337
       Deposits
    Other (Deferred Tax Liability)                  15,418,183       14,075,699        13,458,301        12,643,227
                                                ---------------  ---------------  ----------------  ----------------
Total Prepetition Liabilities                      300,458,633      301,979,141       301,380,311       300,605,396
                                                ---------------  ---------------  ----------------  ----------------
TOTAL LIABILITIES                                  342,731,807      340,199,475       338,229,898       336,174,127


                                                                  Page 8 of 21

Southern Pacific Funding Corp. Debtor in Possession                                                         Case No. 398-37613-elp11
                                                                                                      RULE 2015 REPORT FOR THE MONTH
                                                                                                                   AND YEAR MAY 1999
COMPARATIVE BALANCE SHEET (Page 2 of 2)

                                                    AS OF            AS OF             AS OF               AS OF
                                                   02/28/99         03/31/99         04/30/99            05/31/99
                                                ---------------  ---------------   ---------------  ----------------

OWNER EQUITY (DEFICIT)                              87,282,055       84,112,704        83,848,474        82,699,516

                                                ===============  ===============   ===============  ================
TOTAL LIABILITIES AND OWNER EQUITY               $ 430,013,862    $ 424,312,179     $ 422,078,372    $  418,873,643
                                                ===============  ===============   ===============  ================

                                                                 Page 9 of 21

Southern Pacific Funding Corp. Debtor in Possession     Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                               AND YEAR MAY 1999

                                   SCHEDULE F

STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1. PERSONNEL REPORT (required if more than ten employees)
                                                        Full Time    Part Time
   Total number of employees at beginning of period            84           -
   Number hired during period                                   -           -
   Number terminated or resigned during period                  3           -
                                                    ---------------    ---------
   Total number of employees on payroll at period end          81           -

   Total Payroll for the period:         $      388,752

   Includes payment of severance and retention compensation for terminated employees

2. INSURANCE - Copies of certificates of insurance must accompany first report.

   For subsequent months, explain any changes in insurance coverage:

   Effective March 26, 1999 the Company renewed the following insurance policies through March 25, 2000; property, general liability, mortgage holders, auto, umbrella and fiduciary liability. The financial institution bond was renewed for a term of 6 months. Coverages were reduced, as appropriate, to reflect lower exposure attributable to the reduced activities of the Company.

3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?

   X               No.
   ---------------
                   Yes.   Identify amount, who was paid and date paid:
   ---------------                                                  ------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

On June 14, 1999, SPFC sold additional loans to Bayview Financial Trading Group LP and received net proceeds in the amount of $359,245.45.

                                    18 of 21

Southern Pacific Funding Corp. Debtor in Possession     Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                               AND YEAR MAY 1999

STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):

                                       ENTITY TO WHOM    AUTHORIZATION
                                        TRANSFERRED       (e.g. notice
                                        (relationship    dated _____or
   DESCRIPTION          VALUE ON          to debtor       court order
     OF ASSET          BOOK BASIS          if any)       dated       )    Terms
--------------------------------------------------------------------------------













                                    19 of 21

Southern Pacific Funding Corp. Debtor in Possession     Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                               AND YEAR MAY 1999

STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):

--------------------------------------------------------------------------------
                      AMOUNT OF LOAN           TERMS OF LOAN
 LENDER'S NAME        (describe right         (interest rate,    PROCEDURE FOR
  (Relationship       to receive future           maturity,         OBTAINING
 to debtor, if any)   advances, if any)       collateral, etc.)  AUTHORIZATION
--------------------------------------------------------------------------------




7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):


  QUARTER ENDING             TOTAL DISBURSEMENTS                   FEE PAID
  --------------             -------------------                --------------
    March 31, 1998
    June 30, 1998
    September 30, 1998
    December 31, 1998       $    6,857,519  (1)                   $ 10,000
    March 31, 1999          $    4,081,434  (1)                   $ 10,000
    June 30, 1999           $    8,243,779  (1)                   $    -

(1) Excludes servicing disbursements


                                    20 of 21

Southern Pacific Funding Corp. Debtor in Possession                                       Case No. 398-37613-elp11
                                                                                    RULE 2015 REPORT FOR THE MONTH
                                                                                                 AND YEAR MAY 1999
INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                         Filing
                                                                                                    October 1, 1998
                                                 February         March        April        May          to Date
                                             ---------------  -------------  ----------  ----------  -------------

Insurance Commissions Revenue (Servicing)     $      62,373    $   121,814    $    -      $ 51,419    $   286,999
Discount on Early Payoff of Secured Financing                                                           1,000,000
Miscellaneous Refunds Received                       24,930         36,633       6,450      14,036        155,952
                                             ---------------  -------------  ----------  ----------  -------------
     TOTAL OTHER INCOME                       $      87,303    $   158,447    $  6,450    $ 65,455    $ 1,442,951
                                             ===============  =============  ==========  ==========  =============

Southern Pacific Funding Corp. Debtor in Possession                                       Case No. 398-37613-elp11
                                                                                    RULE 2015 REPORT FOR THE MONTH
                                                                                                 AND YEAR MAY 1999

INCOME STATEMENT
SUPPORTING SCHEDULE (3) OTHER EXPENSE

                                                                                                          Filing
                                                                                                      October 1, 1998
                                                February          March          April        May          to Date
                                             ---------------   -------------  ----------- ----------  ---------------
Equity in Operations (Losses) of Subsidiaries

     Oceanmark Financial Services             $     44,856      $   (13,476)   $  (2,453)  $     -     $ (1,942,973)
     Home America Financial Services              (124,513)         (91,500)      20,888                   (731,846)
     Hallmark America                                                                                        (7,265)
     National Capital Funding, Inc.                                                                        (114,156)
     Southern Pacific Mortgage Limited            (354,834)      (1,171,959)     242,589                 (2,658,933)
                                             --------------    -------------  ----------- ----------  --------------

     TOTAL OTHER EXPENSE                      $   (434,491)     $(1,276,935)   $ 261,024   $     -     $ (5,455,173)
                                             --------------    -------------  ----------- ----------  --------------

Southern Pacific Funding Corp. Debtor in Possession                                       Case No. 398-37613-elp11
                                                                                    RULE 2015 REPORT FOR THE MONTH
                                                                                                 AND YEAR MAY 1999

COMPARATIVE BALANCE SHEET
SUPPORTING SCHEDULES - OTHER ASSETS

                                                    AS OF            AS OF             AS OF            AS OF
                                                   02/28/99         03/31/99         04/30/99          05/31/99
                                                ---------------  ---------------  ----------------  ---------------
OTHER CURRENT ASSETS
    Prepaid Expenses                                 2,845,762        2,694,197         2,495,600        1,057,242
    Prepaid Lease Deposit                              149,052          120,874           120,874          120,874
    Prepaid Maintenace Contracts                           701              523               344              165
    Miscellaneous Servicing accounts                    (1,939)             465             1,666            2,390
                                                ---------------  ---------------  ----------------  ---------------
       TOTAL OTHER CURRENT ASSETS                $   2,993,576    $   2,816,059    $    2,618,484    $   1,180,671
                                                ===============  ===============  ================  ===============

OTHER ASSETS
    Residual Loan Interests                        301,034,608      299,461,844       298,838,249      298,095,321
    Mortgage Servicing Rights                        6,863,486        6,703,444         6,543,402        6,383,359
    Investment in Subsidiaries                       8,372,808        7,095,873         7,356,897                -
    Real Estate Owned                                   28,866           (1,000)           31,997          130,249
    Notes Receivable - UK                                                                                9,615,000
                                                ---------------  ---------------  ----------------  ---------------

       TOTAL OTHER ASSETS                        $ 316,299,768    $ 313,260,161     $ 312,770,545    $ 314,223,929
                                                ===============  ===============  ================  ===============